EXHIBIT 24.1


                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Philip G. Heasley, Heidi G. Miller, Michael J. Cavanagh, Raymond Fischer, Harry H. Hallowell, Stephen R. Etherington and Sharon A. Renchof, jointly and severally, his or her attorney-in-fact, each with power of substitution, for him or her in any and all capacities to sign a Registration Statement on Form S-3 relating to certificates, notes or other securities of Bank One, Delaware, National Association (the "Bank") or any trust, partnership, corporation or other entity established by the foregoing, to be issued pursuant to resolutions adopted by the Board of Directors of the Bank on April 15, 2002 (as such resolutions may be updated and amended from time to time), and any amendments thereto (including any post-effective amendments) and any subsequent registration statement filed by the Bank pursuant to Rule 462(b) of the Securities Act of 1933, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


         Signature                    Title
         ---------                    -----

 /s/ Philip G. Heasley                Director and Principal Executive Officer
--------------------------------
Philip G. Heasley


 /s/ Raymond Fischer                  Director, Principal Financial Officer and
--------------------------------      Principal Accounting Officer
Raymond Fischer


 /s/ Daniel J. Frate                  Director
-------------------------------
Daniel J. Frate


 /s/ William Garner                   Director
-------------------------------
William Garner


 /s/ Michael Looney                   Director
-------------------------------
Michael Looney


 /s/ M. Carter Warren                 Director
--------------------------------
M. Carter Warren




Dated:   February 6, 2003